STOCK AWARD AGREEMENT

PURSUANT TO THE
TECHE HOLDING COMPANY

2011 STOCK-BASED INCENTIVE PLAN

FOR OFFICERS AND EMPLOYEES

This Agreement shall constitute an award of Restricted Stock (“Award”) for a total of _____ shares of Common Stock of Teche Holding Company (the “Corporation”), which is hereby granted to __________________ (the “Participant”) at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 2011 Stock-Based Incentive Plan (the “Plan”) adopted by the Corporation which is incorporated by reference herein, receipt of which is hereby acknowledged.

1.           Purchase Price.  The purchase price for each share of Common Stock awarded by this Agreement is $0.00.

2.           Vesting of Plan Awards.  The Award of such Common Stock shall be deemed earned and non-forfeitable in accordance with the provisions of the Plan, provided the holder of such Award is an employee or director of the Corporation or Teche Federal Bank (the “Bank”) as of such date, as follows:

(a)           Schedule of Vesting of Awards.

Date	Options First Exercisable(*)	Percentage of Total Shares Awarded Which Are Non-forfeitable

Upon Grant	0	__%
As of ________ __, 20__	____	20%
As of ________ __, 20__	____	40%
As of ________ __, 20__	____	60%
As of ________ __, 20__	____	80%
As of ________ __, 20__	____	100%

*Notwithstanding anything herein to the contrary, such Awards shall be immediately 100% earned and non-forfeitable in the case of the death, Retirement or Disability of the Participant or upon a Change in Control of the Corporation or the Bank.

(b)           Restrictions on Awards.  This Award may not be delivered to the Participant if the issuance of the Shares pursuant to the Award would constitute a violation of any applicable federal or state securities or other law or valid regulation.  As a condition to the Participant's receipt of this Award, the Corporation may require the person receiving this Award to make any representation and warranty to the Corporation as may be required by any applicable law or regulation.

3.           Non-transferability of Award.  This Award may not be transferred in any manner prior to such Award, or portion thereof, being deemed earned and non-forfeitable.

4.           Withholdings and Reporting.  The Corporation shall make such withholdings for taxes as it may be required prior to the distribution of such Award.  The Participant shall be responsible for filing SEC Form 4 reports, if applicable, with respect to each such Award.

5.           Restrictions on Awards.  The Award may not be delivered to the Participant if the issuance of the common stock pursuant to the Award would constitute a violation of any applicable federal or state securities or other law or valid regulation.  As a condition to the Participant’s receipt of this Award, the Corporation may require the Executive to make any representation and warranty to the Corporation as may be required by any applicable law or regulation.

6.           Voting of Stock Awards. Shares represented by an Award that have not yet been vested, earned and distributed to the Participant shall not be voted by such Participant.

7.           Disability of the Participant.  “Disability” with respect to this Award shall mean the “permanent and total disability” of the Participant as such term is defined at Section 22(e)(3) of the Code.

8.           Compliance with Section 409A of the Code.  Notwithstanding anything herein to the contrary, any payments or distributions to be made to the Participant in accordance with this Agreement and the related Plan as a result of a termination of employment shall be administered in a manner consistent with the definition of “separation of service” as such term is defined at Section 409A of the Code and regulations promulgated thereunder, and such payments or distributions, if applicable, shall not be made prior to the date that is 184 calendar days from the date of such separation of service, or such later date as determined in good faith by the Bank or Corporation (“Payment Date”), if it is determined by the Bank or the Corporation in good faith that the Participant is a “specified employee” within the meaning of Section 409A of the Code, that such payments or distributions to be made to such Participant are subject to the limitations at Section 409A of the Code and regulations promulgated thereunder, and if payments or distributions made in advance of such Payment Date would result in the requirement for the Participant to pay additional interest and taxes to be imposed in accordance with Section 409A(a)(1)(B) of the Code. Notwithstanding anything herein to the contrary, any payments or distributions to be made to the Participant in accordance with this Agreement and the related Plan as a result of a Change in Control shall be administered in a manner consistent with the definition of “change in control” as such term is defined at Section 409A of the Code and regulations promulgated thereunder, and such payments or distributions, if applicable, shall not be made at such time, if such payments or distributions would result in the requirement for the Participant to pay additional interest and taxes to be imposed in accordance with Section 409A(a)(1)(B) of the Code.

9.            Other Restrictions on Awards.  This Award shall be subject to such other restrictions and limitations as are contained in the Plan or as determined by the Plan Committee administering such Plan.

10.           In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, re capitalization, merger, consolidation, spin off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Corporation, or in the event an extraordinary capital distribution is made, the Committee will make such adjustments to previously granted Awards to prevent dilution, diminution, or enlargement of the rights of the Participant.

**THE REMAINDER OF THIS PAGE IS INTENTIONAL BLANK**

Authorized by action of the Plan Committee for the Teche Holding Company 2011 Stock-Based Incentive Plan.

Teche Holding Company

Date of Grant:	____________ __, 20__	By:

Attest:

[SEAL]

Recipient Acknowledgement

Recipient	Date

STOCK AWARD AGREEMENT

PURSUANT TO THE
TECHE HOLDING COMPANY

2011 STOCK-BASED INCENTIVE PLAN

FOR NON-EMPLOYEE DIRECTORS

This Agreement shall constitute an award of Restricted Stock (“Award”) for a total of _____ shares of Common Stock of Teche Holding Company (the “Corporation”), which is hereby granted to ___________________ (the “Participant”) at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 2011 Stock-Based Incentive Plan (the “Plan”) adopted by the Corporation which is incorporated by reference herein, receipt of which is hereby acknowledged.

1.           Purchase Price.  The purchase price for each share of Common Stock awarded by this Agreement is $0.00.

2.           Vesting of Plan Awards.  The Award of such Common Stock shall be deemed earned and non-forfeitable in accordance with the provisions of the Plan, provided the holder of such Award is an employee or director of the Corporation or Teche Federal Bank (the “Bank”) as of such date, as follows:

(a)           Schedule of Vesting of Awards.
Vesting Date	Number of Shares	Percentage of Total Shares which are Non-forfeitable

Upon Grant	0	0
As of ____________ __, 20__	___	20%
As of ____________ __, 20__	___	40%
As of ____________ __, 20__	___	60%
As of ____________ __, 20__	___	80%
As of ____________ __, 20__	___	100%

*Notwithstanding anything herein to the contrary, such Awards shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Corporation or the Bank. Upon the death or disability of the Director, such Awards, will be deemed earned and non-forfeitable as if the Director had attained the next applicable vesting event.

(b)           Restrictions on Awards.  This Award may not be delivered to the Participant if the issuance of the Shares pursuant to the Award would constitute a violation of any applicable federal or state securities or other law or valid regulation.  As

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a condition to the Participant's receipt of this Award, the Corporation may require the person receiving this Award to make any representation and warranty to the Corporation as may be required by any applicable law or regulation.

3.           Non-transferability of Award.  This Award may not be transferred in any manner prior to such Award, or portion thereof, being deemed earned and non-forfeitable.

4.           Withholdings and Reporting.  The Corporation shall make such withholdings for taxes as it may be required prior to the distribution of such Award.  The Participant shall be responsible for filing SEC Form 4 reports, if applicable, with respect to each such Award.

5.           Restrictions on Awards.  The Award may not be delivered to the Participant if the issuance of the common stock pursuant to the Award would constitute a violation of any applicable federal or state securities or other law or valid regulation.  As a condition to the Participant’s receipt of this Award, the Corporation may require the Executive to make any representation and warranty to the Corporation as may be required by any applicable law or regulation.

6.           Voting of Stock Awards. Shares represented by an Award that have not yet been vested, earned and distributed to the Participant shall not be voted by such Participant.

7.           Disability of the Participant.  “Disability” with respect to this Award shall mean the “permanent and total disability” of the Participant as such term is defined at Section 22(e)(3) of the Code.

8.           Compliance with Section 409A of the Code.  Notwithstanding anything herein to the contrary, any payments or distributions to be made to the Participant in accordance with this Agreement and the related Plan as a result of a termination of employment shall be administered in a manner consistent with the definition of “separation of service” as such term is defined at Section 409A of the Code and regulations promulgated thereunder, and such payments or distributions, if applicable, shall not be made prior to the date that is 184 calendar days from the date of such separation of service, or such later date as determined in good faith by the Bank or Corporation (“Payment Date”), if it is determined by the Bank or the Corporation in good faith that the Participant is a “specified employee” within the meaning of Section 409A of the Code, that such payments or distributions to be made to such Participant are subject to the limitations at Section 409A of the Code and regulations promulgated thereunder, and if payments or distributions made in advance of such Payment Date would result in the requirement for the Participant to pay additional interest and taxes to be imposed in accordance with Section 409A(a)(1)(B) of the Code. Notwithstanding anything herein to the contrary, any payments or distributions to be made to the Participant in accordance with this Agreement and the related Plan as a result of a Change in Control shall be administered in a manner consistent with the definition of “change in control” as such term is defined at Section 409A of the Code and regulations promulgated thereunder,

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and such payments or distributions, if applicable, shall not be made at such time, if such payments or distributions would result in the requirement for the Participant to pay additional interest and taxes to be imposed in accordance with Section 409A(a)(1)(B) of the Code.

9.            Other Restrictions on Awards.  This Award shall be subject to such other restrictions and limitations as are contained in the Plan or as determined by the Plan Committee administering such Plan.

10.           In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, re capitalization, merger, consolidation, spin off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Corporation, or in the event an extraordinary capital distribution is made, the Committee will make such adjustments to previously granted Awards to prevent dilution, diminution, or enlargement of the rights of the Participant.

**THE REMAINDER OF THIS PAGE IS INTENTIONAL BLANK**

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